UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2016

Nuveen Intermediate Duration Municipal Term Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-22752	46-1231122
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 20e-4(c) under the Exchange Act (17 CFR 240.20e-4(c))

Item 8.01.	Other Events.

Investment Policy Revision

Effective August 5, 2016, a number of Nuveen AMT-Free and non-AMT municipal closed-end funds have approved changes to their investment policies altering the limits on exposure to securities subject to the federal alternative minimum tax applicable to individuals (AMT).

AMT FREE MUNICIPAL FUNDS

The two AMT-Free funds listed below adopted a new investment policy to require the funds to invest 100% of its managed assets in securities the income from which is exempt from AMT at the time of purchase. While the funds were previously being managed as such, the new AMT policy will be in addition to the current policy which requires that only 80% of the funds’ assets be invested in securities exempt from the AMT. The 80% policy was adopted to meet the “Names Rule” under the Investment Company Act of 1940 and is subject to change by the board upon 60 days’ notice to shareholders. The new 100% AMT policy is subject to change by the fund’s board without shareholder notice. The new AMT policy is consistent with Nuveen’s other AMT-Free funds. The new policy was adopted for the following funds:

Ticker	Nuveen Fund Name
NRK	Nuveen New York AMT-Free Municipal Income Fund
NKX	Nuveen California AMT-Free Municipal Income Fund

MUNICIPAL FUNDS THAT ARE NOT AMT-FREE

All of the Nuveen municipal closed-end funds listed below have adopted an investment policy to limit the amount securities subject to AMT to no more than 20% of a fund’s managed assets. As set forth below the vast majority of these funds previously did not have a limit on AMT securities while six funds had a 30% limit on AMT securities. The new AMT investment policy will replace each fund’s old investment policy. Together with a number of other Nuveen funds, these changes will create a uniform 20% limit on AMT securities across Nuveen’s municipal complex. The following is a list of the funds adopting the new 20% limit and each fund’s previous investment policy with respect to AMT securities.

Ticker	Nuveen Fund Name	Prior AMT Exposure Limit	New AMT Policy Limit
NAZ	Nuveen Arizona Premium Income Municipal Fund	30%	20%
NEV	Nuveen Enhanced Municipal Value Fund	30%	20%
NHA	Nuveen Municipal 2021 Target Term Fund	30%	20%
NID	Nuveen Intermediate Duration Municipal Term Fund	30%	20%
NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund	30%	20%
NMZ	Nuveen Municipal High Income Opportunity Fund	30%	20%
NAC	Nuveen California Dividend Advantage Municipal Fund	No Limit	20%
NAD	Nuveen Dividend Advantage Municipal Fund	No Limit	20%
NAN	Nuveen New York Dividend Advantage Municipal Fund	No Limit	20%
NCA	Nuveen California Municipal Value Fund, Inc.	No Limit	20%
NIM	Nuveen Select Maturities Municipal Fund	No Limit	20%
NKG	Nuveen Georgia Dividend Advantage Municipal Fund 2	No Limit	20%
NMI	Nuveen Municipal Income Fund, Inc.	No Limit	20%

Ticker	Nuveen Fund Name	Prior AMT Exposure Limit	New AMT Policy Limit
NMS	Nuveen Minnesota Municipal Income Fund	No Limit	20%
NMT	Nuveen Massachusetts Premium Income Municipal Fund	No Limit	20%
NMY	Nuveen Maryland Premium Income Municipal Fund	No Limit	20%
NNC	Nuveen North Carolina Premium Income Municipal Fund	No Limit	20%
NNY	Nuveen New York Municipal Value Fund, Inc.	No Limit	20%
NOM	Nuveen Missouri Premium Income Municipal Fund	No Limit	20%
NPV	Nuveen Virginia Premium Income Municipal Fund	No Limit	20%
NQP	Nuveen Pennsylvania Investment Quality Municipal Fund	No Limit	20%
NTC	Nuveen Connecticut Premium Income Municipal Fund	No Limit	20%
NTX	Nuveen Texas Quality Income Municipal Fund	No Limit	20%
NUM	Nuveen Michigan Quality Income Municipal Fund	No Limit	20%
NUO	Nuveen Ohio Quality Income Municipal Fund	No Limit	20%
NUV	Nuveen Municipal Value Fund, Inc.	No Limit	20%
NVX	Nuveen California Dividend Advantage Municipal Fund 2	No Limit	20%
NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund	No Limit	20%
NZF	Nuveen Enhanced Municipal Credit Opportunities Fund	No Limit	20%
NZH	Nuveen California Dividend Advantage Municipal Fund 3	No Limit	20%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN INTERMEDIATE DURATION MUNICIPAL TERM FUND

Date: August 5, 2016	By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary